Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries NYSE: CF Annual Investor & Analyst Day August 17, 2010

Overview Steve Wilson Chairman, President, and Chief Executive Officer

Agenda 8:30 a.m. Steve Wilson Overview 8:50 a.m. Steve Furbacher Governance 9:00 a.m. Glen Buckley Markets 9:40 a.m. Bert Frost Sales & Marketing 10:15 a.m. Break 10:30 a.m. Phil Koch Supply Chain 10:50 a.m. Tony Will Operations 11:20 a.m. Tony Nocchiero Finance 11:35 a.m. Steve Wilson Review & Vision 11:45 a.m. Q&A

Introduction CF Industries is North America’s nitrogen bellwether with a strong presence in phosphates

Investment Thesis Strong agricultural markets Favorable natural gas environment Excellent market position Growing synergy realization Strong cash flow and debt reduction Proven execution by experienced management team

Investment Thesis: Strong Agricultural Markets Global Grain Production Source: USDA, FAS Harvested Area

Investment Thesis: Favorable Natural Gas Environment Source: PIRA Europe Contract Europe Spot Henry Hub Natural Gas Cost per MMBtu 2008 USD

Investment Thesis: Excellent Market Position CF Industries #1 in N and #3 in P Extensive storage & transport N Mfg. in U.S. Gulf, Midwest, Western Canada Agrium Mfg. in Western Canada and Northern U.S. Large retail network Potash Corp. #1 in K and #2 in P 60% of N & 35% of P industrial Koch Industries Privately held Mfg. in Midwest and Western Canada Mosaic #1 in P and #3 in K 60% of P exported Other Domestic North American production capacity of nitrogen and phosphate (nutrient ton basis) Nitrogen Imports to U.S. World Phosphate Exports FSU Middle East Other From North America Source: FERTECON, CF, public filings

Global Nitrogen Fertilizer Consumers and Importers 2007 – 2009 Average Source: FERTECON

Cumulative U.S. Ammonia Plant Closures vs. Natural Gas Prices U.S. nitrogen production fell by over 40% by the end of Fertilizer Year 2005/2006 Sources: Blue, Johnson & Associates, Natural Gas Week, TFI 1985-1997 Average Natural Gas Cost of $1.90/MMBtu 0 1 2 3 4 5 6 7 8 9 0 5 10 15 20 25 30 1998 1999 2000 2001 2002 2003 2004 2005 Natural Gas Price $/MMBtu Number of Plant Closures Number of Plants Closed Natural Gas Price/MMBtu

Global Phosphate Consumers and Exporters 2007-2009 Average Source: FERTECON

Strategic Priorities Operate effectively Integrate and realize synergies Reduce debt Optimize new platform Develop/execute growth strategy

Governance Steve Furbacher Lead Independent Director Retired President and COO of Dynegy Inc.

The Approach of the Board of Directors Overriding role of the board is to look out for the best interests of stockholders All stockholders Balance short-term and long-term A proud record: highest total return to shareholders among peers since IPO

Principles that Guide Board’s Decisions Build long-term shareholder value Ensure vitality of company for its customers, employees and other stakeholders Choose CEO, monitor his or her performance, prepare for orderly succession Review/critique/endorse corporate strategy Monitor company performance and provide feedback Instill robust internal control environment Provide appropriate compensation

Composition of Board of Directors 8 of 9 are outside directors 6 of 9 are independent Bill Davisson and John Johnson provide excellent industry insight Recuse themselves on related-party issues Both have announced their retirement as CEOs at year-end Outside Outside Independent Executive Chairman (GROWMARK) (CHS)

Selection of Board Members Primary selection criteria: Ability to contribute Integrity Currently planning for future retirements Guideline requires members over 72 years of age not stand for re-election Ensure ongoing strength of audit committee Important to balance skills, experience and independence Recently elected Steve Hagge COO of AptarGroup, Inc. (NYSE:ATR) 15 years experience as public company CFO Serves on CF’s audit and compensation committees

How the Board Functions Open, robust communication Amongst directors With CEO and management Independence Strong points of view (expressed respectfully) Frequent executive sessions (including independent-only sessions) Rigorous fact-based decision process Clear delineation between board oversight and management running the business Board is committed to CF Industries’ success – met 21 times in 2009

Markets Glen Buckley Chief Economist, Director, Agri-Business Analysis

Source: AAPFCO, CF U.S. NPK Fertilizer Demand Stronger than Expected Fertilizer Year Basis N P K Total (000 Nutrient Tons) 2007 13,194 4,572 5,133 22,899 2008 12,561 4,247 4,660 21,468 2009 12,027 3,647 3,265 18,939 2010 Est. 12,812 4,185 3,963 20,960 2009–10 Change Percent 6.5% 14.8% 21.4% 10.7% Volume 785 538 698 2,021

Source: AAPFCO, DOC, TFI, CF Ammonia Highest Since 1994 March vs. Current Estimates of 2010 Fertilizer Year DA Application Record ammonia demand impacted both urea and UAN March '10 Current Change March '10 Current Change Ammonia 3,552 3,956 404 4,210 4,824 492 Urea 3,508 3,453 -55 7,626 7,506 -120 UAN 3,736 3,418 -318 13,343 10,683 -993 Other 1,744 1,985 182 Total N 12,540 12,812 213 Nutrient Tons Product Tons

High Ammonia Demand Driven by Fall Carryover and Ideal Weather (000 Tons NH3 Applied in Fertilizer Year 2010) Carryover Weather Loss NH3 Applied Weather Gain Initial Spring Expectations Carryover Source: TFI, DOC, CF

Fertilizer Year 2011 Starting Strong Current Drivers Strong outlook for fall demand Corn acreage up 3+ million Surging wheat prices Downstream inventory extremely low Major buyers not yet stocked for fall

Jump in Wheat Prices Adding to the Strength (July 2011 – CBOT Close 8/13/10) Feb Mar Apr May Jun Jul Aug

Corn Futures Rebounding (December 2010 – CBOT Close 8/13/10) Feb Mar Apr May Jun Jul Aug

Marketing Years (Yr. Beg. – Sept. 1) (Million Bushels) USDA CF Est. Proj. Fct. 2008/09 2009/10 2010/11 2011/12 Planted Area 86.0 86.5 87.9 91.5 Harvested Area 78.6 79.6 81.0 83.6 Yield 153.9 164.7 165.0 167.5 Beginning Stocks 1,624 1,673 1,426 1,311 Production 12,092 13,110 13,365 13,998 Imports 14 8 10 15 Total Supply 13,730 14,791 14,801 15,324 Feed Use 5,205 5,525 5,350 5,500 Food/Seed/Ind. 4,993 5,865 6,090 6,100 Ethanol 3,677 4,500 4,700 4,700 Domestic Use 10,198 11,390 11,440 11,600 Exports 1,858 1,975 2,050 2,250 Total Usage 12,056 13,365 13,490 13,850 Ending Stocks 1,674 1,426 1,311 1,474 Stock %/Use 13.9% 10.7% 9.7% 10.6% Farm Price $4.06 $3.55 $3.80 $4.05 Source: Source: USDA, CF Record Demand Offsetting Record Production Record Levels ?

Source: High Plains Regional Climate Center Midwest – Too Hot and Too Wet! Departure from Normal (July 13th – July 26th) °F Percent Temperature Precipitation

Corn Soybeans Wheat Price ($/Bu) $3.80 $9.25 $5.10 Yield (Bu/Acre) 165.0 44.0 46.9 Revenue 627 407 239 Costs Fertilizer 100 18 42 Total Variable 280 135 115 Fixed Costs 139 123 113 Land Rent 121 111 57 Total 540 369 285 Returns Over: Variable Costs 347 272 124 Source: USDA, Green Markets, CF Crop Budgets Clearly Favor Corn ($ per Acre except Yield)

Source: USDA, CF Corn and Wheat Acreage Expected to Climb (Million Acres) Marketing Year 2007 2008 2009 2010 2011 Change 2010-11 Corn 93.5 86.0 86.5 87.9 91.5 3.6 Soybean 64.7 75.7 77.5 78.9 77.0 -1.9 Wheat 60.5 63.2 59.1 54.3 56.0 1.7 Cotton 10.8 9.5 9.2 10.9 10.5 -0.4 4 Major 229.6 234.4 232.3 232.0 235.0 3.0

Source: AAPFCO, CF Fertilizer Demand Outlook: Best Since 2007 Fertilizer Year Basis N P K Total (000 Nutrient Tons) 2007 13,194 4,572 5,133 22,899 2008 12,561 4,247 4,660 21,468 2009 12,027 3,647 3,265 18,939 2010 Est. 12,812 4,185 3,963 20,960 2011 Fct. 13,189 4,419 4,666 22,274 2010–11 Change Percent 2.9% 5.6% 17.7% 6.3% Volume 377 234 703 1,314

Source: Green Markets Midwest Ammonia Prices Rebounded Dramatically ($ per Ton)

Source: DOC, TFI, CF U.S. Ammonia Producer June Inventory at Lowest Level in Recent Memory (000 Tons)

Source: DOC, TFI, CF U.S. Fall D.A. Ammonia Shipments Projected at Second Highest Level in Ten Years (Million Product Tons) Fertilizer Year

Source: Green Markets U.S. Gulf Urea Prices Increased 25% Since Early June ($ per Ton FOB)

Source: DOC, TFI, CF U.S. Dry Urea Imports Will Need to Stay High in Order to Meet Demand (000 Tons) Fertilizer Year 2010–11 Change 2009 2010 2011 Volume Percent Supply Production 3,000 2,974 2,980 6 0.2% Beg. Inventory 239 172 200 28 Imports 5,751 6,181 6,230 49 0.8% Total Supply 8,991 9,327 9,410 83 0.9% Demand Domestic 8,399 8,968 9,030 62 0.7% Exports 420 160 140 -20 Total Demand 8,819 9,128 9,170 -4 0.5% Ending Inventory 172 200 240 40

Source: FERTECON, Profercy, CF World Urea Trade Balance Appears to Be Moving Long Through End of Year (000 Tonnes, Export Availability vs. Import Demand)

37 Source: Industry Publications, CF However, Could Easily Be Offset by Production Outages/Turnarounds (Million Product Tonnes of Urea) 2007 2008 2009 2010 2011

Ukraine Expected to Provide Solid Floor Under the World and U.S. Urea Market (Implied U.S. Gulf Landed Cost $ per Short Ton) Source: FERTECON, Profercy, CF Natural Gas Scenarios - $ per MMBtu

Source: Green Markets UAN Gulf Barge Prices Sharply Higher ($ per Ton – 32%)

Source: DOC, TFI, CF U.S. UAN Market Driven by Tight Producer Inventory (000 Tons – 32% Equiv., Fertilizer Year Basis)

41 Source: DOC, TFI, CF U.S. UAN Fall Demand Expected to Add Support to Prices (Million Tons – 32% Equiv.) Fertilizer Year Fall 2009 5.23 2010 5.08 2011 5.54 .10-11 9%

Source: DOC, TFI, CF UAN Imports Need to Rebound Dramatically to Meet Projected Demand (000 Product Tons – 32% Equiv.) Fertilizer Year Change 2009 2010 2011 Volume Percent Supply Production 8,267 9,045 9,500 455 5.0% Beg. Inventory 807 741 550 -191 -25.8% Imports 1,605 1,699 2,400 701 41.3% Total Supply 10,679 11,485 12,450 965 8.4% Demand Domestic 9,871 10,683 11,630 947 8.9% Exports 67 298 240 -58 -19.5% Total Demand 9,938 10,980 11,870 890 8.1% Ending Inventory 741 505 580 75 14.9%

Source: FERTECON U.S. NOLA DAP Prices Up Substantially Since Early June ($ per Ton FOB)

Source: DOC, TFI, CF U.S. DAP/MAP Producer Inventory Returns to “Normal” – But Mostly Committed (000 Tons, Fertilizer Year Basis)

Source: DOC, TFI, CF U.S. Producer DAP/MAP Shipments Expected to Recover (MM Tons P2O5) Fertilizer Year 10.9%

Source: DOC, TFI, CF Recovery in DAP/MAP Will Be Led by U.S. Demand (Million Tons P2O5) Fertilizer Year

47 Summary . Nitrogen – Markets expected to remain strong near term, particularly for ammonia and UAN. – Urea market could come under pressure in Q4 if world market goes long. However, Ukraine supply cost expected to provide a solid floor. . Phosphates – Supply/demand balance expected to remain extremely tight through Q3 and into Q4. – U.S. fall demand and continued shipments to India will keep producer inventory in a tight position.

Sales & Marketing Bert Frost Vice President, Sales and Market Development

Pro Forma Combined Sales Volume* 15.7 million product tons of capacity * Major Nitrogen and Phosphate products only Over 80 percent of CF’s sales are nitrogen products Capacity is greatest for UAN, at more than 6 million tons

Customer Segmentation CF sells to all levels of the market chain Market Level Description Value to CF Ag Retail Sell direct to end user Storage capacity and distribution networks Good market intelligence Consistent buying patterns Ag Wholesale Sell to retailers and distributors High volume purchasers More variability in positions Storage capacity and distribution networks Industrial Are end users; environmental or raw materials Consistent production patterns Ratable business Long term contracts Predictable margins Domestic Customers

Customer Segmentation 2009 Product Tons Ag is primary focus with industrial and export balancing out sales Wholesale Wholesale Retailer/ Other Ag Industrial Legacy Terra Wholesale Retailer/ Other Ag Industrial Export Legacy CF Industries Retailer/ Other Ag Industrial Export

Balanced Approach to Sales Pattern Percent of Total Sales Tons* * Average 2008-09 total N & P sales tons including Ag, Industrial & Export; excludes sales to Viterra (non-controlling interest holder of CFL). Ag business is year-round but more seasonal than industrial, peaking in spring and fall periods Industrial sales are fairly steady, ratable business providing base volume to help manage plant schedules Different market segments balance the sales pattern

Industrial Business Industrial business is ratable with steady margins Major Areas of Industrial Business Industrial chemicals Chemical intermediates Ethanol producers Explosives producers Cattle feed Environmental Reduction in NOx emissions at stationary power plants Diesel Exhaust Fluid (DEF) Developing market for liquid urea used to reduce NOx emissions from diesel engines 2009 Industrial Sales Volume

54 Diesel Exhaust Fluid (DEF) .EPA-mandated NOx Reduction – New emissions standard for commercial trucks effective Jan. 1, 2010 – All manufacturers except one using SCR technology, which requires regular doses of DEF (urea based) – U.S. demand expected to reach ~2.5 million tons of urea equivalent by 2018 .CF Industries well positioned to lead – Leading U.S. provider – Domestic production preferred due to quality requirements and shipping costs

U.S. Fertilizer Consumption Legacy CF Distribution Legacy CF Production Legacy Terra Production Legacy Terra Distribution Map also includes leased facilities. CF is strategically positioned to meet North American nitrogen and phosphate fertilizer demand Most of CF’s plants and distribution facilities are in or have excellent logistical access to the highest fertilizer consuming areas in the domestic and global marketplace Strategic Access to Markets

Profit-Driven Opportunities CF Nitrogen Sales Volume to Western Canada Focused on maximizing profitability by increasing sales close to facilities One example is growth in nitrogen sales from Medicine Hat into western Canada Building upon track record of maximizing profitability

Maximizing Profitability through Flexible Production Urea Ammonia Upgraded Products DAP MAP Capability to adjust product sales mix to take advantage of market conditions Optimization Opportunities Nitrogen Phosphate UAN

CF Export Sales Tons (Millions) 5 Year Average Export capability provides flexibility

Global Reach KEYTRADE partnership provides access to global markets for both imports and exports CF exports around the world Mexico Panama France Turkey Canada Argentina Brazil Chile Colombia Ecuador Peru Uruguay India Pakistan China Vietnam

New Company – Expanded Ability to Serve Customers One-stop shop for nitrogen products, including Ammonium Nitrate Sales organization, including regional team, aligned with customers Forward Pricing Program and PROMISE interface for customers In-market production and shortened supply lines The combination of two complementary businesses and adoption of best practices allows CF Industries to serve customers better :

Sales Organization Serving customers and maximizing sales profitability through product focus

Global commodity prices have experienced increased volatility Future timing of supply and demand growth may be uneven, leading to more volatility Supply/Demand Volatility Drives Need for Risk Management NOLA price per short ton Source: FERTECON DAP Urea

Risk Management/Pricing Forward Pricing Program (FPP) Block sales Index sales Customer storage programs CF offers competitive pricing options, including the Forward Pricing Program

More Opportunities Available Sales through all channels More complete information about the marketplace Ability to select preferred business/channel/timing Ability to store product in anticipation of rising prices

Early Synergy Wins Improved selling practices Supplying customers from closer location allows more profitable opportunities Offering delivered pricing increases predictability of delivery Adjusted (and consistent) invoice payment terms result in improvements in working capital Producer exchanges get product in the right place at the right time Business mix opportunities Putting our product to its most economical use will improve margins Shipping ammonia from legacy Terra plants to storage and distribution terminals will allow higher agricultural ammonia sales over time

A Stronger Sales Presence A global leader in the nitrogen business and a major player in the global phosphate arena Diversified supplier selling to all levels of the market chain Direct access to domestic and global markets Premier service Flexible profit-driven focus

Agenda 8:30 a.m. Steve Wilson Overview 8:50 a.m. Steve Furbacher Governance 9:00 a.m. Glen Buckley Markets 9:40 a.m. Bert Frost Sales & Marketing 10:15 a.m. Break 10:30 a.m. Phil Koch Supply Chain 10:50 a.m. Tony Will Operations 11:20 a.m. Tony Nocchiero Finance 11:35 a.m. Steve Wilson Review & Vision 11:45 a.m. Q&A

Supply Chain Phil Koch Vice President, Supply Chain

69 Supply Chain Functional Responsibilities . Raw Materials Annual Procurement* – Natural gas: ~265 BCF/year (730,000 MMBtu/day) – Sulfur: ~800,000 LT – Ammonia: ~400,000 ST . Transportation – Multiple modes enhance flexibility/efficiency . Supply/Demand Optimization – Combined company has dramatically enhanced opportunities * At capacity

Natural Gas Consumption at Capacity Site MMBtu/day % of Total Courtright 40k 5.5% Donaldsonville 295k 40.5% Medicine Hat 120k 16.5% Port Neal 40k 5.5% Verdigris 120k 16.5% Woodward 57k 7.8% Yazoo City 55k 7.7% TOTAL 727k 100.0% PORT NEAL, IA 40,000 MMBtu/d COURTRIGHT, ON 40,000 MMBtu/d WOODWARD, OK 57,000 MMBtu/d VERDIGRIS, OK 120,000 MMBtu/d DONALDSONVILLE, LA 295,000 MMBtu/d YAZOO CITY, MS 55,000 MMBtu/d PLANT CITY, FL 400k tons ammonia annually 800k tonnes sulfur annually MEDICINE HAT, AB 120,000 MMBtu/d

Natural Gas Procurement One of the largest industrial consumers in North America Reliable, uniform, year-round consumption Near major gas production fields Risk management philosophy Match forward sales with fixed-price gas Use options and other hedging tools to preserve more participation when gas prices decline No speculative positions Major gas price activity reviewed/approved by Natural Gas Price Committee (disciplined approach)

U.S. Natural Gas Prices Attractive Supply in the U.S. has increased due to low-cost non-conventional drilling Storage remains near record levels and storage capacity has grown Gas is attractively priced in the U.S. relative to world markets, due partly to high contract pricing in Europe North America now has a gas advantage Source: US EIA, Lower 48 only U.S. Natural Gas Storage (Lower 48) Trillion Cubic Feet Source: PIRA Europe Contract Europe Spot Henry Hub Natural Gas Cost per MMBtu 2008 USD

Shale Gas Plays are a Game-Changer Source: U.S. Energy Information Administration

Transportation CF Industries uses all modes of transportation to optimize logistics: Ammonia Pipelines: NuStar and Magellan Barges: Ammonia: 5 barges/31,000-ton capacity UAN: 6 barges/84,000-ton capacity Railcars: Ammonia: 1,193 UAN: 2,624 Hopper: 967 Other: 429 Truck

Enhanced flexibility to meet customer needs PORT NEAL, IA Nitrogen COURTRIGHT, ON Nitrogen WOODWARD, OK Nitrogen VERDIGRIS, OK Nitrogen YAZOO CITY, MS Nitrogen DONALDSONVILLE, LA Nitrogen MEDICINE HAT, AB Nitrogen PLANT CITY, FL Phosphate Logistics Optimization

76 Brings CF Industries closer to customers Overlapping Distribution Points

Supply Chain Synergies are Exceeding Expectations Identified meaningful opportunities to save costs and enhance margins shortly into the integration. Some examples: Eliminate overlapping UAN shipping lanes by serving customers closer to the product source Serve legacy Terra customers from CF ammonia terminals Rationalize railcar and barge tow fleets

1. Eliminate Overlapping Shipping Lanes

120K tons
Synergy value = $2M



Supply Nebraska from Port Neal at ~$15/ton freight savings
Previous Terra UAN shipments to Arizona
Port Neal
Previous CF UAN shipments to Nebraska
Supply Arizona from CF – D'ville at ~$2/ton freight savings
Donaldsonville
Facilities
CF Manufacturing
Terra Manufacturing
Previous CF Shipment
Re-routed CF Shipment
Previous Terra Shipment
Re-routed Terra Shipment

Source: CF/Terra 2008-2009 shipments and freight cost, CF/Terra interviews

78

2. Serve Legacy Terra Customers from CF Ammonia Terminals

17K tons
Synergy value = $1.6M


Previous Terra shipments from Woodward served Drakesboro, KY by rail
Woodward
Mt. Vernon
Donaldsonville
Supply Terra customer by pipeline from Donaldsonville, using CF's terminal network at ~$94/ton savings
Facilities
CF Manufacturing
Terra Manufacturing
CF Owned Terminals
Previous Terra Shipment
Re-routed Terra Shipment

Source: CF/Terra 2008-2009 shipments and freight cost, CF/Terra interviews

79

3. Potential Rationalization of Railcar and Barge Tow Fleets Potentially reduce railcar fleet by ~10% Potentially reduce barge tow fleet by ~17% Total run-rate synergy value = $4 million Total run-rate synergy value = $6 million Source: CF/Terra 2009 railcar and barge contracts, CF/Terra interviews 12 -1 -1 10 5,500 -349 -167 4,986

Summary Enhanced company scale provides substantial supply chain optimization opportunities Integration is turning up significant synergies– both expected and unexpected

Operations Tony Will Vice President, Manufacturing and Distribution

Operating Philosophy Focused on EHS Leadership and High Reliability / Up-time Hickey Branch Reclamation, Florida Fundamental belief that safety and environmental stewardship are a requirement of and will contribute to superior shareholder returns CF has an OSHA recordable incident rate that is half the chemical industry average 15 OSHA VPP locations 13 terminals have achieved over 10,000 safe days Preventive maintenance is a core tenant Over 98% on-stream factor We operate in strict compliance with environmental permits and regulations

Significant Operating Scale Nitrogen Operations 7 North American sites Annual capacity: 13.5 million product tons Joint venture operations in U.K. and Trinidad Phosphate Operations (Florida) Integrated ammonium phosphate fertilizer complex Phosphate rock mine and beneficiation plant Terminal and warehouse operation Distribution Network North America: 26 owned storage/distribution facilities; access to ~50 leased facilities; 1.1 million tons ammonia, 1.2 million tons UAN Significant Opportunities to leverage combined system

North America’s Nitrogen Powerhouse North American Nitrogen Capacities (000s Product Tons) 6,773 2,793 1,437 Note: Includes full year impact of Woodward UAN expansion and 100% of consolidated entities

Enhanced flexibility to meet customer needs DONALDSONVILLE, LA Nitrogen PORT NEAL, IA Nitrogen COURTRIGHT, ON Nitrogen WOODWARD, OK Nitrogen VERDIGRIS, OK Nitrogen YAZOO CITY, MS Nitrogen MEDICINE HAT, AB Nitrogen PLANT CITY, FL Phosphate Complementary Production Locations

Phosphate Operations Advantages World scale operation 1 million tons of P2O5 annually 2 million tons DAP/MAP Fully integrated system Well-balanced operations (rock/beneficiation/ chemical plant capacity) Excellent location to serve domestic and export markets

CF Phosphate Operations: Uniquely Positioned For The Future RCRA settlement with DOJ/EPA finalized Fully permitted gypsum stacking capacity at Plant City extends through mine life (>25 years)

CF Phosphate Operations: Uniquely Positioned For The Future 13 years (plus 2 more) of fully permitted rock reserves at mine Permitting in process on additional 10 years of reserves Current lease at Port of Tampa through permitted reserve life (15 years), in process on extension through mine life (additional 10 years)

CF Expansive Distribution Network Ship product via pipeline, barge, rail and truck Expanded network provides significant flexibility to maximize margins Ability to hold production rather than sell as produced Lower cost resupply options Ammonia network: 7 plants, 21 terminals, 45 total tanks, 1.14 million total tons of storage UAN (owned) network: 6 plants, 11 terminals, 37 total tanks, 670K total tons storage UAN (leased) network: 49 facilities, 520K total tons storage

Integration Wins Elimination of previously approved but not yet started capital projects that are unnecessary Team focused on knowledge sharing and adoption of “Best Practices” Controllable costs Conversion efficiency Turn-around frequency Increased flexibility of Donaldsonville facility Significant benefits in procurement, capital spares pooling

Nitrogen Manufacturing System Plant Types

Opportunity to Achieve “Best in Class” Performance Across Ammonia Plants Potential cost savings ($/ton)

Opportunity to Achieve “Best in Class” Performance Across Ammonia Plants Potential cost savings ($/ton)

95 Ammonia Plant Turnaround Optimization . Team focused on optimizing turnarounds – Days between turnarounds (interval frequency) – Cost per turnaround (maintenance and capital) – Down days per turnaround – Unscheduled down days over time (since turnaround) – Conversion efficiency over time (since turnaround) . Optimizing ammonia plant turnarounds represents ~$10 million per year opportunity – Split roughly 50/50 between lower costs per turnaround and additional production capacity availability

Donaldsonville Opportunities: About $6.5 million per year CO2 tie-in from Ammonia #5 $4.3 million/year Gas price for Ammonia #5 $600,000/year Contractor/supplier consolidation $1.3 million/year Water treatment and chemicals $300,000/year Flexibility in production mix Revenue opportunities

97 Procurement Opportunity: $15 million+ per year . Product standardization, volume aggregation, vendor rationalization/price alignment . Organized commodity buying teams to focus on categories of large spend . Ammonia plant catalysts – $1.5 million - $2.0 million/year . Instrumentation and Electrical (I&E) components – $4million/year savings by 2012 . Rotating equipment, industrial gases, capital spares pooling

Summary New organization has considerable expertise and is sharing best practices Goal is “best in class” performance across all plants Significant size and scope of operations translates to greater flexibility and better margin opportunities Integration is turning up meaningful expected and unexpected opportunities

Finance Tony Nocchiero Senior Vice President and Chief Financial Officer

CF Industries 2010 Highlights First Half 2010 Completed acquisition of Terra and related debt and equity offerings Strong start to identification of integration synergies Good progress on paying down the term debt Delivered strong 1H 2010 operating results Second Half 2010 Implement synergy initiatives - target run-rate of $95 million by year-end Deliver strong operating performance Maintain a strong and flexible balance sheet

 CF Industries Value Drivers Competitive Advantages Serving North American Market Over the Cycle Natural gas cost advantage vs. swing producer Approximately $2 per MMBtu vs. delivered cost to Ukrainian producer

102 CF Industries Value Drivers Competitive Advantages Serving North American Market Over the Cycle . Transportation cost advantage vs. swing producer – Ocean freight from Black Sea to U.S. Gulf

Estimated 5-10% efficiency advantage vs. swing producer CF Industries has a long history of continuous improvement CF Industries Value Drivers Competitive Advantages Serving North American Market Over the Cycle

Value created by ammonia storage/distribution Premium for in-market staging to serve short agricultural application window CF Industries Value Drivers Competitive Advantages Serving North American Market Over the Cycle

105 . Phosphate advantage vs. non-integrated producers – $28/short ton rock cost vs. ~ $130/short ton landed – 1.6 tons of rock per ton of DAP CF Industries Value Drivers Competitive Advantages Serving North American Market Over the Cycle

Impact on EBITDA (Millions) Source: Product tons based on CF and Terra 10K filings for the year ended December 31, 2009 and 2010 Woodward, OK UAN expansion,. New Platform Retains Benefits of High Operating Leverage Volume Price Change EBITDA Selling Prices Ammonia 2.5 $10/ton $24.9 Urea 2.9 $10/ton $28.9 UAN 5.8 $10/ton $58.2 AN 0.9 $10/ton $8.8 DAP/MAP 2.1 $10/ton $20.9 Raw Material Costs Natural Gas (mmbtu) 240 $1/mmbtu $240.0 Sulfur 0.75 $10/long ton $7.5

Financial Metrics and Credit Statistics ($Millions) Notes: Excludes $125 million related to auction rate securities LIBOR floor rate of 150 bps Includes note payable by Canadian Fertilizers Limited to minority interest , outstanding Terra 2017 notes and OID Aggressive Debt Pay Down Good Liquidity Position Financial Flexibility Capital Structure 6/30/2010 Cash (1) $601 Term Loan (LIBOR + 300 bps) (2) 996 Senior Notes due 2018 - 6 7/8% 800 Senior Notes due 2020 - 7 1/8% 800 Other Debt (3) 5 Total Debt $2,601 Selected Financial Metrics and Credit Statistics PF 2009 EBITDA - PF 2009 $1,110 Total Debt / EBITDA 2.3x Net Debt / EBITDA 1.8x Liquidity 6/30/2010 Cash (1) $601 Customer Advances (11) Revolver Availability 500 Total Liquidity $1,090

CF Industries is committed to maintaining a strong, flexible balance sheet through deleveraging, targeting net debt in the range of 1.0 to 1.5 times EBITDA Aggressive Debt Repayment $ billions Estimated Net Debt Position Sr Notes & Term Loan Q2 Payment Q2 Cash Balance Q2 Net Debt Note: (1) Net debt to EBITDA multiple based on 2009 pro forma EBITDA of $1,110mm Targeted Net Debt Range Target Net Debt / EBITDA (1) 1.5x 1.0x

Summary Maintain a strong and flexible balance sheet through deleveraging, targeting net debt in the range of 1.0 to 1.5 times EBITDA Exploit competitive advantages of North American manufacturing and distribution assets Capture identified annual synergies in excess of targeted range of $105 to $135 million

Review & Vision Steve Wilson Chairman, President, and Chief Executive Officer

Accomplishments Completed transformational acquisition Served customers in spring without gaps Identified synergies in excess of target Maintained favorable margin exposures Reduced net debt to $2.0 billion at 6/30

Strategic Priorities Operate effectively Integrate and realize synergies Reduce debt Optimize new platform Develop/execute growth strategy North America’s nitrogen bellwether with a strong presence in phosphates

Investment Thesis Strong agricultural markets Favorable natural gas environment Excellent market position Growing synergy realization Strong cash flow and debt reduction Proven execution by experienced management team

Thank You

Non-GAAP Reconciliation – EBITDA EBITDA is defined as net earnings attributable to common stockholders plus interest income—net, income taxes, and depreciation, depletion and amortization. Loan fee amortization is subtracted in the calculation of EBITDA to adjust for amounts included in both interest and amortization. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. EBITDA is not required by, or presented in accordance with, GAAP. EBITDA is not a measure of our financial performance or financial position under GAAP and should not be considered as an alternative to revenue, net income or any other performance measures derived in accordance with GAAP. The table below provides a reconciliation of unaudited pro forma net earnings to pro forma EBITDA for CF Industries: PF 2009 (in millions) Net earnings attributable to common stockholders 357.2 $ Interest income (2.8) Interest expense 347.3 Income taxes 213.4 Depreciation, amortization and depletion 195.6 Loan amortization fees (0.5) EBITDA 1,110.2 $

Non-GAAP Reconciliation – Net Debt Net Debt is defined as Total Debt plus Customer Advances less Cash and Cash Equivalents. We have presented Net Debt because management uses the measure to evaluate financial position and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Net Debt is not required by, or presented in accordance with, GAAP. Net Debt is not a measure of our financial performance or financial position under GAAP and should not be considered as an alternative to Total Debt, Cash and Cash equivalents or any other measures derived in accordance with GAAP.

The table below provides a reconciliation of Total Debt to Net Debt for CF Industries:

 6/30/2010 (in millions) Current portion of long-term debt 18.6 $ Notes payable 4.6 Long-term debt 2,578.0 Total debt 2,601.2 Customer advances 10.8 Less cash and cash equivalents (601.4) Net debt 2,010.6 $